                                                                   EXHIBIT 10.63



                          LINCARE THREE-YEAR AMENDMENT


            THIRD AMENDMENT AND WAIVER TO THREE-YEAR CREDIT AGREEMENT


         This THIRD AMENDMENT AND WAIVER TO THREE-YEAR CREDIT AGREEMENT (this "Amendment"), dated as of December 12, 2001, is by and among LINCARE HOLDINGS INC., a Delaware corporation (the "Borrower"), each of the Borrower's Subsidiaries (individually a "Guarantor" and collectively the "Guarantors"; together with the Borrower, individually a "Credit Party", and collectively the "Credit Parties"), the Required Lenders signatory hereto and BANK OF AMERICA, N. A., as Agent for the Lenders (in such capacity, the "Agent").

                                   WITNESSETH

         WHEREAS, the Credit Parties, the Lenders and the Agent have entered into that certain Three-Year Credit Agreement dated as of August 23, 1999, as amended by that certain First Amendment to Credit Agreement, dated as of June 20, 2000, as amended by that certain Second Amendment to Credit Agreement, dated as of August 21, 2000 (the "Existing Credit Agreement");

         WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend certain provisions of the Existing Credit Agreement and waive certain provisions thereof, all as set forth hereinbelow.

         NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                     PART I
                                   DEFINITIONS

         SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                  "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

                  "Amendment No. 3 Effective Date" is defined in Subpart 4.1.

         SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2. Except as so amended and except as waived pursuant to the terms of Part 3, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

         SUBPART 2.1 Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended in the following respects:

                  (a) The definition of "Permitted Acquisition" is hereby amended in its entirety to read as follows:

                           "Permitted Acquisition" means an Acquisition by the
                  Borrower or any Subsidiary of the Borrower for the fair market value of the Capital Stock or Property acquired, provided that
                  (i) the Capital Stock or Property acquired in such Acquisition relates to a line of business similar to the business of the Borrower or any of its Subsidiaries, (ii) in the case of an Acquisition of Capital Stock of another Person, (A) the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition and (B) such Person shall become a wholly-owned direct or indirect Subsidiary of the Borrower, (iii) the representations and warranties made by the Credit Parties in any Credit Document shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date and no Default or Event of Default exists as of the date of such Acquisition (after giving effect thereto) and (iv)(A) if the aggregate consideration for such Acquisition, exceeds $25,000,000 but is less than $35,000,000, the Borrower shall have delivered to the Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect to the Acquisition on a Pro Forma Basis, the Borrower will be in compliance with all of the financial covenants set forth in Section 7.11 or (B) if the aggregate consideration (including cash and non-cash consideration and any assumption of Indebtedness) for such Acquisition exceeds $35,000,000 or if any such Acquisition would cause the aggregate consideration for all Acquisitions in any fiscal year to exceed $200,000,000, the Borrower shall have received the approval of the Required Lenders, which approval shall be given in the Required Lenders' sole discretion.

                           (b)      The following new definitions are added to
                  Section 1.1 of the Existing Credit Agreement in appropriate alphabetical order:

                           "Amendment No. 3" means that certain Third Amendment
                  to Three-Year Credit Agreement dated as of December 12, 2001 by and among the Borrower, the Guarantors, the Required Lenders signatory hereto and the Agent.

                                    PART III
                                     WAIVER

         SUBPART 3.1 Subject to the occurrence of the Amendment No. 3 Effective Date, the Lenders hereby waive, effective as of October 26, 2001, the Event of Default under the Credit Agreement caused by the failure of the Borrower to comply with the terms of Section 8.6 of the Credit Agreement with respect to the Borrower's acquisition of the business and substantially all of the assets of Home Medical Specialty Equipment, Inc., doing business as MED4HOME on October 26, 2001. This is a one-time waiver and is granted only for the limited purposes set forth herein and shall be effective only in the specific circumstances provided for above and only for the purposes for which given. Except as waived pursuant to the terms of this Part 3 or amended pursuant to Part 2, the Existing Credit Agreement and all other Loan Documents shall continue in full force and effect.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1 Amendment No. 3 Effective Date. This Amendment shall be and become effective as of December 12, 2001 (the "Amendment No. 3 Effective Date") when all of the conditions set forth in this Part 4 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 3."

         SUBPART 4.2 Execution of Counterparts of Amendment. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

         SUBPART 4.3 Fees and Expenses. The Borrower has paid all fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Agreement and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen, counsel to the Agent.

         SUBPART 4.4 Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.


                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1 Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and

(b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         SUBPART 5.2 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         SUBPART 5.3 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.4 Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.5 References in Other Credit Documents. At such time as this Amendment No. 1 shall become effective pursuant to the terms of Subpart 4.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 3.

         SUBPART 5.6 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         SUBPART 5.7 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SUBPART 5.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.9 General. Except as amended hereby, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                                 LINCARE HOLDINGS INC.
                                          By:     /s/Paul G. Gabos
                                                  -------------------------------
                                          Name:   Paul G. Gabos
                                                  -------------------------------
                                          Title:  CFO/Secretary
                                                  -------------------------------

GUARANTORS:                                 LINCARE INC.
                                            LINCARE PROCUREMENT INC.
                                            LINCARE ASSET MANAGEMENT LP
                                              By: :  Lincare Holdings Inc., a
                                              Delaware corporation, its general
                                              partner
                                            LINCARE OF NEW YORK INC.
                                            LINCARE PHARMACY SERVICES INC.
                                            LINCARE LICENSING INC.
                                            CONVACARE SERVICES INC.
                                            LINCARE TRAVEL INC.
                                            By:   /s/Paul G. Gabos
                                                  -------------------------------
                                            Name: Paul G. Gabos
                                                  -------------------------------
                                            Title:CFO/Secretary
                                                  -------------------------------
AGENT:                                      BANK OF AMERICA, N.A., formerly
                                            NationsBank, N.A., as
                                            Agent
                                            By:   /s/Liliana Claar
                                                  -------------------------------
                                            Name: Liliana Claar
                                                  -------------------------------
                                            Title:Vice President
                                                  -------------------------------
LENDERS:                                    BANK OF AMERICA, N.A.,
                                            formerly NationsBank, N.A.
                                            By:   /s/Philip S. Durand
                                                  -------------------------------
                                            Name: Philip S. Durand
                                                  -------------------------------
                                            Title:Principal
                                                  -------------------------------

                                            BANK ATLANTIC
                                            By:   /s/Jeffrey Bilus
                                                  -------------------------------
                                            Name: Jeffrey Bilus
                                                  -------------------------------
                                            Title:S.V.P.
                                                  -------------------------------

                                            BANK LEUMI LE - ISRAEL B.M.,
                                            MIAMI AGENCY
                                            By:
                                                  -------------------------------
                                            Name:
                                                  -------------------------------
                                            Title:
                                                  -------------------------------


                                            COMERCIA BANK
                                            By:   /s/James M. Sexton
                                                  -------------------------------
                                            Name: James M. Sexton
                                                  -------------------------------
                                            Title:Vice President
                                                  -------------------------------

                                            BANKERS TRUST COMPANY
                                            By:   /s/Scottye Lindsey
                                                  -------------------------------
                                            Name: Scottye Lindsey
                                                  -------------------------------
                                            Title:Vice President
                                                  -------------------------------

                                            FLEET NATIONAL BANK
                                            By:
                                                  -------------------------------
                                            Name:
                                                  -------------------------------
                                            Title:
                                                  -------------------------------

                                            THE FUJI BANK, LIMITED
                                            By:
                                                  -------------------------------
                                            Name:
                                                  -------------------------------
                                            Title:
                                                  -------------------------------

                                            THE INDUSTRIAL BANK OF JAPAN LIMITED
                                            By:
                                                  -------------------------------
                                            Name:
                                                  -------------------------------
                                            Title:
                                                  -------------------------------

                                            STANDARD FEDERAL BANK
                                            By:   /s/Gregory E. Castle
                                                  -------------------------------
                                            Name: Gregory E. Castle
                                                  -------------------------------
                                            Title:First Vice President
                                                  -------------------------------

                                            SCOTIABANC INC.
                                            By:   /s/Dana Maloney
                                                  -------------------------------
                                            Name: Dana Maloney
                                                  -------------------------------
                                            Title:Director
                                                  -------------------------------

                                            CREDIT LYONNAIS NEW YORK BRANCH
                                            By:   /s/Charles Heidrieck
                                                  -------------------------------
                                            Name: Charles Heidrieck
                                                  -------------------------------
                                            Title:Senior Vice President
                                                  -------------------------------

                                            U.S. BANK NATIONAL ASSOCIATION
                                            By:
                                                  -------------------------------
                                            Name:
                                                  -------------------------------
                                            Title:
                                                  -------------------------------